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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549




                                       FORM 8-K


                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): August 20, 1997

                                 BRE PROPERTIES, INC.
--------------------------------------------------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Maryland                        0-5305                  94-1722214
   -------------------              -----------------      --------------------
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)





    One Montgomery Street
   Telesis Tower, Suite 2500
   San Francisco, California                          94104-5525

  ----------------------------              ----------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)







                                    (415) 445-6530

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                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


On July 16, 1997, BRE Properties, Inc. ("BRE"), entered into an agreement (as amended August 19, 1997) for purchase and sale of real property to purchase Lakeshore Landing Apartments ("Community") with Eastrich No. 92 Corporation, a Massachusetts corporation and Eastrich Lakeshore Landing Limited Partnership, a Massachusetts limited partnership (collectively, "Seller"), which are unrelated third parties. On August 20, 1997, BRE completed the purchase of the Community. Lakeshore Landing is a 308-unit apartment community on 7.7 acres of land in San Mateo, California. The purchase price for the Community was $42.5 million. The purchase was funded through borrowings on BRE's line of credit and cash and cash equivalent balances.

The Community was constructed in 1988 with an average unit size of 727 square feet, and the current average monthly rent per unit was approximately $1,409.

The price of the Community was determined through negotiations with the Seller. BRE believes the purchase price of the Community to be competitive under the current market conditions.

The description contained herein is qualified in its entirety by reference to the purchase agreement dated July 16, 1997 by BRE and Seller and the press release dated August 26, 1997, attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference.


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 ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K by November 3, 1997, which is not later than 60 days after September 4, 1997.

(b) PRO FORMA FINANCIAL INFORMATION

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K by November 3, 1997, which is not later than 60 days after September 4, 1997.

(c) EXHIBITS
    Exhibit No.    Description

         2.1 Agreement for Purchase and Sale of Real Property between Registrant and the Seller, as amended.

         99.1      Press release dated August 26, 1997.


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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             BRE PROPERTIES, INC.
                             (Registrant)



Date:  September 3, 1997     /s/ LeRoy E. Carlson
                             --------------------
                             LeRoy E. Carlson
                             Chief Financial Officer
                             (Principal Financial and Accounting
                             Officer)


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